UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 5, 2023

GANNETT CO., INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36097	38-3910250
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive, McLean Virginia	22107-0910
(Address of principal executive offices)	(Zip Code)

(703) 854-6000	Not Applicable
(Registrant's telephone number, including area code)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	GCI	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.
The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 5, 2023, the Section 382 Rights Agreement (the “Rights Agreement”), dated as of April 6, 2020, between Gannett Co., Inc. (the “Company”) and American Stock Transfer & Trust Company LLC, as Rights Agent expired by its terms and the associated purchase rights to purchase shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (“Series A Preferred Stock”) expired.

In connection with the expiration of the Rights Agreement, the Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware on May 5, 2023, which, effective upon filing, eliminated the Series A Preferred Stock from the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”). Upon effectiveness of the filing of the Certificate of Elimination, the shares that were previously designated as Series A Preferred Stock resumed the status of authorized but unissued shares of preferred stock of the Company, issuable from time to time, in one or more series, pursuant to the Certificate of Incorporation.

The foregoing summary of the Certificate of Elimination does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Certificate of Elimination filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Gannett Co., Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: May 8, 2023	By:	/s/ Douglas E. Horne
Douglas E. Horne
Chief Financial Officer and Chief Accounting Officer (principal financial and principal accounting officer)